SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 13, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this 8-K:

99.1 Press Release Dated May 13, 2003, titled "Schering-Plough Reports Sales, Earnings For 2003 First Quarter"

99.2 Product Sales Data

99.3 Press Release Dated May 13, 2003, titled "Carrie Cox Appointed Head of Schering-Plough Global Pharmaceutical Business"

99.4 Press Release Dated May 13, 2003, titled "Fred Hassan, New Schering-Plough Chairman and CEO, Announces Initial Action Steps in Turn-Around Program"

99.5 Letter to All Schering-Plough People Worldwide

99.6 Employment Agreement Dated as of May 12, 2003 between Carrie Cox and Schering-Plough

Item 9. Regulation FD Disclosure

Earnings

Schering-Plough Corporation today issued a press release reporting sales and earnings for the 2003 first quarter and withdrawing previous earnings guidance, and provided additional product sales data. The press release also announced that new Chairman and CEO Fred Hassan will discuss the corporation's progress at the second quarter earnings conference call on July 23, 2003 and that Hassan will review Schering-Plough's prospects and provide a strategy for future growth at an analyst meeting for November 19, 2003 in New York City. The press release is attached to this 8-K as Exhibit 99.1, and the product sales data is attached to this 8-K as Exhibit 99.2. The information in this paragraph is being furnished pursuant to both Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

Carrie Cox Appointed Head of Schering-Plough Global Pharmaceutical Business

Schering-Plough today issued a press release announcing appointment of Carrie Cox as Executive Vice President and President, Global Pharmaceutical Business of Schering-Plough. She begins her assignment May 15, 2003. Her appointment is a major element in the early action steps announced today by Fred Hassan, Schering-Plough's new Chairman and CEO, to revitalize the corporation. Cox, a registered pharmacist with more than 20 years of experience in the pharmaceutical industry, served as Executive Vice President and President of the Global Prescription Business at Pharmacia Corporation prior to its merger with Pfizer last month. The press release is attached to this 8-K as Exhibit 99.3 and Cox's employment contract is attached to this 8-K as Exhibit 99.6.

Fred Hassan, New Schering-Plough Chairman and CEO Announces Initial Action Steps in Turn-Around Program

Schering-Plough Chairman and CEO Fred Hassan announced today the first steps in an action agenda to stabilize and then turn around the corporation, which has been suffering from declining sales and earnings as well as legal and regulatory challenges. The press release is attached to this 8-K as Exhibit 99.4.

Letter To All Schering-Plough People Worldwide

Fred Hassan today sent a letter to all Schering-Plough people worldwide containing additional details to the action agenda to stabilize and then turn around the corporation. The letter is attached to this 8-K as Exhibit 99.5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/ Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: May 13, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press Release Dated May 13, 2003, titled "Schering-Plough Reports Sales, Earnings For 2003 First Quarter"

99.2 Product Sales Data

99.3 Press Release Dated May 13, 2003, titled "Carrie Cox Appointed Head of Schering-Plough Global Pharmaceutical Business"

99.4 Press Release Dated May 13, 2003, titled "Fred Hassan, New Schering-Plough Chairman and CEO, Announces Initial Action Steps in Turn-Around Program"

99.5 Letter to All Schering-Plough People Worldwide

99.6 Employment Agreement Dated as of May 12, 2003 between Carrie Cox and Schering-Plough